UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                             CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) October 31, 1997


                        Strategic Solutions Group, Inc.
                (Exact name of registrant as specified in its charter)

Delaware                        1-12536                        11-2964894
(State or other               (Commission                     (IRS Employer
jurisdiction of                File Number)                  Identification No.)
incorporation)


  326 First Street, Suite 100, Annapolis, Maryland                    21403
------------------------------------------------------------------------------
         (Address of principal executive offices)                   (Zip code)


Registrant's telephone number, including area code    (410) 263-7761



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Item 5.  Other Events.

         On October 31, 1997, pursuant to the Securities Purchase Agreement by and between Strategic Solutions Group, Inc. (the "Registrant") and Supermex Trading Co., Ltd. (the "Purchaser") in reliance upon the exemption from the securities registration afforded under Regulation D as promulgated by the United States Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or Section 4(2) of the 1933 Act, the Registrant sold 6% Convertible Subordinated Debentures (the "Debentures") in the principal amount of $1,600,000, which will be convertible into shares of Common Stock, $0.0001 par value per share of the Company (the "Common Stock"), upon the terms of the Debentures, together with Warrants to purchase 40,000 shares of Common Stock (the "Warrant Shares") upon the terms of the Warrants.

         Pursuant to the Form of Debenture, dated as of October 31, 1997, (the "Issuance Date") by and between the Registrant and the Purchaser, the Purchaser of the Debenture is entitled to convert at any time commencing the earlier of
(a) sixty (60) days after the Issuance Date of the Debentures, or (b) the effective date of the Registration Statement filed pursuant to the Registration Rights Agreement between the Registrant and the Purchaser. At that time, the principal amount of the Debenture shall be converted into shares of Common Stock of the Registrant at a "Conversion Price" for each share of Common Stock. The Debentures are convertible up to two (2) years from the Issuance Date. In the event that any Debentures remain outstanding on the second anniversary of the Issuance Date, all remaining Debentures will be converted on such date.

         The Conversion Price will be equal to the lower of (a) the average Market Price on the five (5) trading days immediately preceding the Issuance Date (the "Maximum Price"), and (b) 80% of the average Market Price on the five
(5) trading days immediately preceding the conversion date; provided, however, that in no event shall the Conversion Price be less than the percentage of the Maximum Price as indicated below:

         If Conversion Date is                      Minimum Conversion Price as
                                                    Percentage of Maximum Price

         Between Issuance Date and                            30%
         on or before 90th day

         After 90th day and each thirty (30)        Declining at a rate of 5%
         day period thereafter                      per 30 day period until 0%

Furthermore, with respect to the Conversion Price, the Maximum Price is subject to adjustment in the event that the Registrant spins off or otherwise divests itself of a part of its business or disposes all or a part of its assets in a transaction in which the Registrant does not receive compensation, but causes securities of another entity to be issued to security holders of the




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Registrant.  Such adjustment shall be made immediately after the consummation of the spin off by multiplying the Maximum Price by a fraction, the numerator of which is the average Market Price on the five (5) trading days immediately following the fifth day after the spin off record date, and the denominator of which is the average Market Price on the five (5) trading days immediately preceding the fifth day prior to the spin off record date.

         The Market Price is defined as the closing bid price of the Common Stock as reported by the National Association of Securities Dealers if listed on the SmallCap or National Market, or the closing bid price on the over-the-counter market on such date or, in the event the Common Stock is listed on a stock exchange, the closing price on the exchange on such date as reported by the Wall Street Journal.

         At any time prior to the conversion date, the Registrant has the right to redeem all or any portion of the then outstanding principal amount of the Debentures for a "Redemption Amount" equal to the sum of such outstanding principal of the Debentures plus all accrued but unpaid interest thereon through the date the Redemption Amount is paid, plus a "Redemption Premium". The Redemption Premium is an amount equal to the excess, if any, of (a) an amount equal to (I) the number of shares of Common Stock into which could have been converted on the date of the notice of redemption, multiplied by (II) the closing ask price of the Common Stock on the date of the notice of redemption, over (b) the principal plus accrued interest of the Debentures so redeemed. The Purchaser has the right to convert any Debentures for which a notice of conversion is submitted to the Registrant within five (5) days of the Purchaser's receipt of the notice of redemption.

         If prior to the conversion date or the redemption date, the Registrant consummates a spin off, then the Registrant shall cause to be reserved spin off securities equal to the number thereof that would have been issued had all of the Debentures outstanding on the spin off record date been converted as of the close of business on the trading day immediately before the spin off record date. Upon conversion, the Registrant shall cause to be issued to the Purchaser a pro rata amount of reserved spin off shares.

         The Debentures are subordinate to "Senior Indebtedness" as defined in the Securities Purchase Agreement.

         Pursuant to a Registration Rights Agreement, dated as of October 31, 1997, by and between the Registrant and the Purchaser, the Purchaser has been granted certain registration rights with respect to shares of Common Stock issuable upon conversion of the Debentures, pursuant to which the Registrant is required to file a Registration Statement on Form S-3 no later than forty-five
(45) days form the initial issuance of the Debentures, subject to certain terms and conditions.

          The Purchaser received Warrants to purchase 40,000 shares of Common Stock with an exercise price equal to 110% of the average closing bid price of the Common Stock for the




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five (5) trading days ending on the date of the issuance of the  Warrants.  Such
Warrants are exercisable immediately and thereafter for a period of five (5) years, subject to certain terms and conditions of the Form of Common Stock Purchase Warrant, dated as of October 31, 1997, by and between the Registrant and the Purchaser. If prior to the exercise of the Warrant in full, the Registrant consummates a spin off, then the Registrant shall reserve spin off securities equal to the number of shares of Common Stock that would have been issued to the Purchaser had all of the Purchaser's unexercised Warrants outstanding on the spin off record date been exercised. Upon exercise, the Registrant shall issue to the Purchaser a pro rata amount of the reserved spin off shares.


Item 7.  Financial Statements and Exhibits.

 (a)      Financial statements of business acquired.  Not applicable.

 (b)      Pro forma financial information. Not applicable.

 (c)      Exhibits.

Exhibit 10.1 Securities Purchase Agreement, dated as of October 31, 1997, by and between Strategic Solutions Group, Inc. and Supermex Trading Co., Ltd.

Exhibit 10.2      Form of Debenture

Exhibit 10.3 Registration Rights Agreement, dated as of October 22, 1997, by and between Strategic Solutions Group, Inc. and the Initial Investor.

Exhibit 10.4      Form of Common Stock Purchase Warrant

                              SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  STRATEGIC SOLUTIONS GROUP, INC.


Date: November 17, 1997           By:   /S/ JOHN J. CADIGAN, CEO
                                          John J. Cadigan, CEO